SUPPLEMENT DATED FEBRUARY 4, 2008

TO

PROSPECTUS DATED MAY 1, 2007

The Dodge & Cox Stock Fund (“Stock Fund”) and Dodge & Cox Balanced Fund (“Balanced Fund”) will resume offering shares to new investors on Monday, February 4, 2008.

Accordingly, the Prospectus is amended to delete the “Closed to New Investors” captions that appear with the Stock Fund and Balanced Fund headings on the cover, page 1, page 4, and in the Financial Highlights on pages 33 and 34. The section of the Prospectus on page 19 titled “Dodge & Cox Stock and Balanced Funds—Closed to New Investors” is no longer applicable and is also deleted.

Please refer to pages 17 and 18 of the Prospectus for information on how to purchase shares of the Stock Fund or Balanced Fund.

1/08 PR-SUP